MANAGED PORTFOLIO SERIES
(the “Trust”)

Jackson Square All-Cap Growth Fund
(the “Fund”)

Supplement dated October 30, 2020 to the
Summary Prospectus, Prospectus and Statement of Additional Information
for the Fund dated February 28, 2020

At a meeting of shareholders Fund, shareholders approved an increase in the Fund’s annual advisory fee rate from 0.65% to 0.80% of the Fund’s average daily net assets and a change in the Fund’s classification under Section 5(b) of the Investment Company Act of 1940, as amended (the “1940 Act”), from diversified to non-diversified. A non-diversified fund may invest in greater proportions in the securities of fewer issuers than a diversified fund. A fund's classification as "non-diversified" allows it to invest a greater percentage of its assets in the securities of a single company or small number of companies. These changes will become effective on or about December 31, 2020.

In addition, on or about December 31, 2020, the Fund’s name will change to the Jackson Square International Growth Fund and the Fund’s principal investment strategies will be revised as follows:

“The Fund is non-diversified and invests primarily in common stocks of growth-oriented companies in the market capitalization range of the MSCI ACWI ex U.S. Index that the Adviser believes have long-term capital appreciation potential and may grow faster than the global economy. The Fund will typically hold a portfolio of 25-45 securities.

Using a bottom-up approach in selecting securities for the Fund, the Adviser seeks to select securities of companies that it believes have strong competitive positions, strong and consistent cash flows at maturity, and the opportunity to generate consistent, long-term growth of intrinsic business value. The Adviser typically considers a company’s operational efficiency and management’s plans for capital allocation. Through the Adviser’s investment research process, it seeks to identify the companies that it believes will exceed the market’s expectations for: 1) key financial metrics, and 2) sustainable competitive advantage. The Adviser purchases these securities for the Fund when it believes the market has not already reflected these expectations in the current stock price. Additionally, the Adviser typically invests for a 3-5 year time horizon, allowing it to take advantage of discrepancies between short-term price movements and long-term fundamental prospects. From time to time, the Fund may focus its investments in securities of companies in the same economic sector, including the Information Technology sector.

The Fund will invest at least 80% of its net assets in securities of non-U.S. issuers, which may include American, European, Canadian and Global Depositary Receipts ("ADRs", "EDRs", "CDRs", and “GDRs”, respectively). ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks. EDRs, CDRs and GDRs have the same qualities as ADRs except that they may be traded in several international trading markets. The Fund's investments in non-U.S. securities may also include investments in emerging markets and frontier markets securities. The Fund determines that a market is an emerging market if it is included in the MSCI Emerging Markets Index; the Fund determines that a market is a frontier market if it is included in the MSCI Frontier Markets Index. To the extent the Fund invests in securities denominated in a particular currency, it may invest in forward foreign currency exchange contracts to hedge currency risks associated with the investment.

In addition, the Fund may invest in real estate investment trusts (“REITs”). REITs are corporations or trusts that invest primarily in fee or leasehold ownership of real estate, mortgages or shares issued by other REITs, and that receive favorable tax treatment provided they meet certain conditions, including the requirement that they distribute at least 90% of their taxable income.

Holdings are typically sold to make room in the portfolio for more attractive stocks, or where the holding reaches the Adviser’s estimate for intrinsic value, or in response to an unexpected, negative fundamental change, including a change in management’s strategic direction.”

This supplement should be retained for future reference.

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